--------------

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 22, 2011
Steadfast Income REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-160748	27-0351641
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant's telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
     Steadfast Income REIT, Inc. (the “Company”), through its consolidated subsidiaries, has acquired fee simple interests in the following four multifamily properties: Prairie Walk Apartment Homes (the “Prairie Walk Property”) located in Kansas City, Missouri and acquired by the Company on December 22, 2011; Truman Farm Villas (the “Truman Farm Villas Property”) located in Grandview, Missouri and acquired by the Company on December 22, 2011; EBT Lofts (the “EBT Lofts Property”) located in Kansas City, Missouri and acquired by the Company on December 30, 2011; and Windsor on the River (the “Windsor on the River Property”) located in Cedar Rapids, Iowa and acquired by the Company on January 26, 2012. The Company is filing this Current Report on Form 8-K/A to amend each of the Form 8-Ks below, as applicable, to provide the required financial information related to the acquisition of the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property and the Windsor on the River Property, respectively.
This Current Report on Form 8-K/A hereby amends each of the following Form 8-Ks:

•
the Company's Current Report on Form 8-K relating to the acquisition of the Prairie Walk Property and Truman Farm Villas Property, filed with the Securities and Exchange Commission (the “SEC”) on December 29, 2011;

•	the Company's Current Report on Form 8-K relating to the acquisition of the EBT Lofts Property, filed with the SEC on January 5, 2012; and

•	the Company's Current Report on Form 8-K relating to the acquisition of the Windsor on the River Property, filed with the SEC on February 1, 2012.
(a) Financial Statement of Businesses Acquired.

I.	The Prairie Walk Property

	Report of Independent Auditors	F-1
	Statement of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2011 (unaudited) and the Year Ended December 31, 2010	F-2
	Notes to Statement of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2011 (unaudited) and the Year Ended December 31, 2010	F-3

II.	The Truman Farm Villas Property

	Report of Independent Auditors	F-5
	Statement of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2011 (unaudited) and the Year Ended December 31, 2010	F-6
	Notes to Statement of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2011 (unaudited) and the Year Ended December 31, 2010	F-7

III.	The EBT Lofts Property

	Report of Independent Auditors	F-9
	Statement of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2011 (unaudited) and the Year Ended December 31, 2010	F-10
	Notes to Statement of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2011 (unaudited) and the Year Ended December 31, 2010	F-11

VI.	The Windsor on the River Property

	Report of Independent Auditors	F-13
	Statement of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2011 (unaudited) and the Year Ended December 31, 2010	F-14
	Notes to Statement of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2011 (unaudited) and the Year Ended December 31, 2010	F-15

Item 9.01 Financial Statements and Exhibits. (Continued)
(b) Pro Forma Financial Information.

Steadfast Income REIT, Inc.

Summary of Unaudited Pro Forma Financial Statements	F-17
Unaudited Pro Forma Balance Sheet as of September 30, 2011	F-18
Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2011	F-20
Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2010	F-23

Report of Independent Auditors
To the Board of Directors and Stockholders of
Steadfast Income REIT, Inc.
     We have audited the accompanying statement of revenues over certain operating expenses of the Prairie Walk Property for the year ended December 31, 2010. This statement is the responsibility of the Prairie Walk Property's management. Our responsibility is to express an opinion on the statement based on our audit.
     We conducted our audit in accordance with the auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of the Prairie Walk Property's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Prairie Walk Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Prairie Walk Property's revenues and expenses.
     In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of the Prairie Walk Property for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young, LLP
Irvine, California
March 9, 2012

PRAIRIE WALK PROPERTY
STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES

	Nine Months Ended	Fiscal Year Ended
	September 30, 2011	December 31, 2010
	(unaudited)
Revenues:
Rental income	$625,867	$809,666
Tenant reimbursements and other	79,997	96,928
Total revenues	705,864	906,594

Expenses:
Operating, maintenance, and management	285,065	376,586
Real estate taxes and insurance	57,266	73,766
General and administrative expenses	18,203	27,156
Total expenses	360,534	477,508
Revenues over certain operating expenses	$345,330	$429,086
See accompanying notes to statement of revenues over certain operating expenses.

PRAIRIE WALK PROPERTY
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2011 (unaudited)
and the Year Ended December 31, 2010
1. DESCRIPTION OF REAL ESTATE PROPERTY
      On December 22, 2011, Steadfast Income REIT, Inc. (the “Company”), through a consolidated subsidiary, acquired a fee simple interest in a multifamily property located in Kansas City, Missouri, commonly known as Prairie Walk Apartment Homes (the “Prairie Walk Property”). The Prairie Walk Property consists of 21 two-story walk-up garden style and townhouse apartment buildings containing a total of 128 units and is situated on 13.32 acres of land. The buildings were built in 1983 and renovated in 2008.
The Prairie Walk Property offers four different floor plans with an average unit size of 744 square feet and includes one-bedroom units, two-bedroom units, and two-bedroom townhome units. The Prairie Walk Property also includes various community amenities such as a clubhouse, playground, basketball court, picnic areas, swimming pool, laundry facility, business center, café and Wi-Fi throughout. As of December 31, 2010, the Prairie Walk Property was 92% leased and occupied.
         The Company is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments, primarily in the multifamily sector, located throughout the United States.
2. BASIS OF PRESENTATION
     The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
     The Prairie Walk Property is not a legal entity and the accompanying statements are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to incur in the future operations of the Prairie Walk Property. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Prairie Walk Property.
     An audited statement of revenues over certain operating expenses is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Prairie Walk Property was acquired from an unaffiliated party and (2) based on due diligence of the Prairie Walk Property conducted by the Company, management is not aware of any material factors relating to the Prairie Walk Property that would cause this financial information not to be indicative of future operating results.
     Square footage, occupancy and other measures used to describe real estate included in the notes to statement of revenues over certain operating expenses are presented on an unaudited basis.

PRAIRIE WALK PROPERTY
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Nine Months Ended September 30, 2011 (unaudited)
and the Year Ended December 31, 2010
3. SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
     The Prairie Walk Property leases residential apartment units under operating leases generally with terms of one year or less. Rental revenue, including rental abatements, concessions and contractual fixed increases, is recognized on a straight-line basis over the term of the related lease. Tenant reimbursements and other consists of charges billed to tenants for utilities, parking, application, and other fees. Tenant reimbursements and other income are recognized when earned.
Use of Estimates
     The preparation of financial statements, as described in Note 2 and in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.
4. COMMITMENT AND CONTINGENCIES
Litigation
     The Prairie Walk Property may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is reasonably likely to have a material adverse effect on its results of operations or financial condition.
Other Matters
     The Company is not aware of any material environmental liabilities relating to the Prairie Walk Property that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to the Prairie Walk Property could result in future environmental liabilities.

Report of Independent Auditors
To the Board of Directors and Stockholders of
Steadfast Income REIT, Inc.
     We have audited the accompanying statement of revenues over certain operating expenses of the Truman Farm Villas Property for the year ended December 31, 2010. This statement is the responsibility of the Truman Farm Villas Property's management. Our responsibility is to express an opinion on the statement based on our audit.
     We conducted our audit in accordance with the auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of the Truman Farm Villas Property's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Truman Farm Villas Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Truman Farm Villas Property's revenues and expenses.
     In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of the Truman Farm Villas Property for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young, LLP
Irvine, California
March 9, 2012

TRUMAN FARM VILLAS PROPERTY
STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES

	Nine Months Ended	Fiscal Year Ended
	September 30, 2011	December 31, 2010
	(unaudited)
Revenues:
Rental income	$1,062,728	$1,389,623
Tenant reimbursements and other	15,720	15,305
Total revenues	1,078,448	1,404,928

Expenses:
Operating, maintenance, and management	408,394	536,264
Real estate taxes and insurance	98,068	125,523
General and administrative expenses	22,368	37,311
Total expenses	528,830	699,098
Revenues over certain operating expenses	$549,618	$705,830
See accompanying notes to statement of revenues over certain operating expenses.

TRUMAN FARM VILLAS PROPERTY
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2011 (unaudited)
and the Year Ended December 31, 2010
1. DESCRIPTION OF REAL ESTATE PROPERTY
     On December 22, 2011, Steadfast Income REIT, Inc. (the “Company”), through a consolidated subsidiary, acquired a fee simple interest in a multifamily property located in Grandview, Missouri, commonly known as Truman Farm Villas (the “Truman Farm Villas Property”). The Truman Farm Villas Property is a garden style senior apartment with nine two- and three- story buildings, each with an elevator. The Truman Farm Villas Property contains 200 units and is situated on 12.08 acres of land. The buildings were built in 1998 under the Section 42 Low Income Housing Tax Credit program with 148 units restricted to such program.
     The Truman Farm Villas Property offers three different floor plans with an average unit size of 797 square feet and includes 160 one-bedroom units and 40 two-bedroom units. The Truman Farm Villas Property also includes various community amenities such as a clubhouse, fitness center, and swimming pool. As of December 31, 2010, the Truman Farm Villas Property was 93% leased and occupied.
     The Company is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments, primarily in the multifamily sector, located throughout the United States.
2. BASIS OF PRESENTATION
     The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
     The Truman Farm Villas Property is not a legal entity and the accompanying statements are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to incur in the future operations of the Truman Farm Villas Property. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Truman Farm Villas Property.
     An audited statement of revenues over certain operating expenses is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Truman Farm Villas Property was acquired from an unaffiliated party and (2) based on due diligence of the Truman Farm Villas Property conducted by the Company, management is not aware of any material factors relating to the Truman Farm Villas Property that would cause this financial information not to be indicative of future operating results.
     Square footage, occupancy and other measures used to describe real estate included in the notes to statement of revenues over certain operating expenses are presented on an unaudited basis.

TRUMAN FARM VILLAS PROPERTY
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Nine Months Ended September 30, 2011 (unaudited)
and the Year Ended December 31, 2010
3. SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
     The Truman Farm Villas Property leases residential apartment units under operating leases generally with terms of one year or less. Rental revenue, including rental abatements, concessions and contractual fixed increases, is recognized on a straight-line basis over the term of the related lease. Tenant reimbursements and other consists of charges billed to tenants for utilities, parking, application, and other fees. Tenant reimbursements and other income are recognized when earned.
Use of Estimates
     The preparation of financial statements, as described in Note 2 and in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.
4. COMMITMENT AND CONTINGENCIES
Litigation
     The Truman Farm Villas Property may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is reasonably likely to have a material adverse effect on its results of operations or financial condition.
Other Matters
     The Company is not aware of any material environmental liabilities relating to the Truman Farm Villas Property that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to the Truman Farm Villas Property could result in future environmental liabilities.

Report of Independent Auditors
To the Board of Directors and Stockholders of
Steadfast Income REIT, Inc.
     We have audited the accompanying statement of revenues over certain operating expenses of the EBT Lofts Property for the year ended December 31, 2010. This statement is the responsibility of the EBT Lofts Property's management. Our responsibility is to express an opinion on the statement based on our audit.
     We conducted our audit in accordance with the auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of the EBT Lofts Property's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the EBT Lofts Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the EBT Lofts Property's revenues and expenses.
     In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of the EBT Lofts Property for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young, LLP
Irvine, California
March 9, 2012

EBT LOFTS PROPERTY
STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES

	Nine Months Ended	Fiscal Year Ended
	September 30, 2011	December 31, 2010
	(unaudited)
Revenues:
Rental income	$740,627	$908,371
Tenant reimbursements and other	41,205	42,167
Total revenues	781,832	950,538

Expenses:
Operating, maintenance, and management	203,280	287,980
Real estate taxes and insurance	19,522	36,674
General and administrative expenses	14,383	17,755
Total expenses	237,185	342,409
Revenues over certain operating expenses	$544,647	$608,129
See accompanying notes to statement of revenues over certain operating expenses.

EBT LOFTS PROPERTY
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2011 (unaudited)
and the Year Ended December 31, 2010
1. DESCRIPTION OF REAL ESTATE PROPERTY
     On December 30, 2011, Steadfast Income REIT, Inc. (the “Company”), through a consolidated subsidiary, acquired a fee simple interest in a multifamily property located in the Crossroads District in Downtown Kansas City, Missouri, commonly known as EBT Lofts (the “EBT Lofts Property”). The EBT Lofts Property is a six-story historic loft apartment containing 102 units and is situated on 0.52 acres of land. The building was originally constructed in 1899 as a commercial warehouse and was rehabbed and converted to residential use in 2001.
     The EBT Lofts Property offers six different floor plans featuring heavy timber ceilings and exposed brick walls with an average unit size of 893 square feet and includes studios, one-bedroom units, one-bedroom plus den units, large one-bedroom units, two-bedroom units, and “open” units (large units with no partitioned bedroom). The EBT Lofts Property also includes various community amenities such as a club room, fitness center, whirlpool, laundry room and intercom entry system. As of December 31, 2010, the EBT Lofts Property was 95% leased and occupied.
     The Company is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments, primarily in the multifamily sector, located throughout the United States.
2. BASIS OF PRESENTATION
     The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
     The EBT Lofts Property is not a legal entity and the accompanying statements are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to incur in the future operations of the EBT Lofts Property. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the EBT Lofts Property.
     An audited statement of revenues over certain operating expenses is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the EBT Lofts Property was acquired from an unaffiliated party and (2) based on due diligence of the EBT Lofts Property conducted by the Company, management is not aware of any material factors relating to the EBT Lofts Property that would cause this financial information not to be indicative of future operating results.
     Square footage, occupancy and other measures used to describe real estate included in the notes to statement of revenues over certain operating expenses are presented on an unaudited basis.

EBT LOFTS PROPERTY
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Nine Months Ended September 30, 2011 (unaudited)
and the Year Ended December 31, 2010
3. SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
     The EBT Lofts Property leases residential apartment units under operating leases generally with terms of one year or less. Rental revenue, including rental abatements, concessions and contractual fixed increases, is recognized on a straight-line basis over the term of the related lease. Tenant reimbursements and other consists of charges billed to tenants for utilities, parking, application, and other fees. Tenant reimbursements and other income are recognized when earned.
Use of Estimates
     The preparation of financial statements, as described in Note 2 and in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.
4. COMMITMENT AND CONTINGENCIES
Litigation
     The EBT Lofts Property may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is reasonably likely to have a material adverse effect on its results of operations or financial condition.
Other Matters
     The Company is not aware of any material environmental liabilities relating to the EBT Lofts Property that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to the EBT Lofts Property could result in future environmental liabilities.

Report of Independent Auditors
To the Board of Directors and Stockholders of
Steadfast Income REIT, Inc.
     We have audited the accompanying statement of revenues over certain operating expenses of the Windsor on the River Property for the year ended December 31, 2010. This statement is the responsibility of the Windsor on the River Property's management. Our responsibility is to express an opinion on the statement based on our audit.
     We conducted our audit in accordance with the auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of the Windsor on the River Property's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Windsor on the River Property's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Windsor on the River Property's revenues and expenses.
     In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of the Windsor on the River Property for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young, LLP
Irvine, California
March 9, 2012

WINDSOR ON THE RIVER PROPERTY
STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES

	Nine Months Ended	Fiscal Year Ended
	September 30, 2011	December 31, 2010
	(unaudited)
Revenues:
Rental income	$2,655,501	$3,531,560
Tenant reimbursements and other	294,618	376,419
Total revenues	2,950,119	3,907,979

Expenses:
Operating, maintenance, and management	607,154	879,704
Real estate taxes and insurance	502,191	657,976
General and administrative expenses	24,908	30,446
Total expenses	1,134,253	1,568,126
Revenues over certain operating expenses	$1,815,866	$2,339,853
See accompanying notes to statement of revenues over certain operating expenses.

WINDSOR ON THE RIVER PROPERTY
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2011 (unaudited)
and the Year Ended December 31, 2010
1. DESCRIPTION OF REAL ESTATE PROPERTY
     On January 26, 2012, Steadfast Income REIT, Inc. (the “Company”), through a consolidated subsidiary, acquired a fee simple interest in a multifamily property located in Cedar Rapids, Iowa, commonly known as Windsor on the River (the “Windsor on the River Property”). The Windsor on the River Property consists of 23 garden apartment buildings containing 424 units and is situated on 30.22 acres of land. The buildings were built from 1978 to 1980 with periodic upgrades and a minor renovation occurring in 2007. Twenty percent of the units are restricted to tenants earning at or below 50% of area median income.
     The Windsor on the River Property offers seven different floor plans with an average unit size of 931 square feet and includes one-bedroom units, two-bedroom units, and three-bedroom units. The Windsor on the River Property also includes various community amenities such as a club room with kitchen, fitness center with locker room, two indoor racquetball courts and lighted tennis courts, Olympic-sized pool in a resort setting, and laundry facilities. As of December 31, 2010, the Windsor on the River Property was 97% leased and occupied.
     The Company is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments, primarily in the multifamily sector, located throughout the United States.
2. BASIS OF PRESENTATION
     The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
     The Windsor on the River Property is not a legal entity and the accompanying statements are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to incur in the future operations of the Windsor on the River Property. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Windsor on the River Property.
     An audited statement of revenues over certain operating expenses is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Windsor on the River Property was acquired from an unaffiliated party and (2) based on due diligence of the Windsor on the River Property conducted by the Company, management is not aware of any material factors relating to the Windsor on the River Property that would cause this financial information not to be indicative of future operating results.
     Square footage, occupancy and other measures used to describe real estate included in the notes to statement of revenues over certain operating expenses are presented on an unaudited basis.

WINDSOR ON THE RIVER PROPERTY
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Nine Months Ended September 30, 2011 (unaudited)
and the Year Ended December 31, 2010
3. SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
     The Windsor on the River Property leases residential apartment units under operating leases generally with terms of one year or less. Rental revenue, including rental abatements, concessions and contractual fixed increases, is recognized on a straight-line basis over the term of the related lease. Tenant reimbursements and other consists of charges billed to tenants for utilities, parking, application, and other fees. Tenant reimbursements and other income are recognized when earned.
Use of Estimates
     The preparation of financial statements, as described in Note 2 and in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.
4. COMMITMENT AND CONTINGENCIES
Litigation
     The Windsor on the River Property may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is reasonably likely to have a material adverse effect on its results of operations or financial condition.
Other Matters
     The Company is not aware of any material environmental liabilities relating to the Windsor on the River Property that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to the Windsor on the River Property could result in future environmental liabilities.

STEADFAST INCOME REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the Company's historical consolidated financial statements and the notes thereto as filed in the Company's Annual Report on Form 10-K for the year ended December 31, 2010 filed with the SEC on March 22, 2011 and the Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2011 filed with the SEC on November 14, 2011. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of the Lincoln Tower Apartments (the "Lincoln Tower Property"), the Park Place Condominiums (the "Park Place Property"), the Arbor Pointe Apartments (the "Arbor Pointe Property"), the Clarion Park Apartments (the "Clarion Park Property"), and the Cooper Creek Village (the "Cooper Creek Property"), which have been included in the Company's prior filings with the SEC and the statement of revenues over certain operating expenses and the notes thereto of the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property, and the Windsor on the River Property, which are included herein.
The following unaudited pro forma balance sheet as of September 30, 2011 has been prepared to give effect to the acquisition of the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property, and the Windsor on the River Property acquired on December 22, 2011, December 22, 2011, December 30, 2011, and January 26, 2012, respectively, as if the acquisitions occurred on September 30, 2011. The Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property, the Clarion Park Property and the Cooper Creek Property were acquired on August 11, 2010, December 22, 2010, May 5, 2011, June 28, 2011 and August 24, 2011, respectively, and are recorded in the Company's historical balance sheet as of September 30, 2011.
The following unaudited pro forma statements of operations for the nine months ended September 30, 2011 and for the year ended December 31, 2010 have been prepared to give effect to the acquisition of the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property, the Clarion Park Property, the Cooper Creek Property, the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property and the Windsor on the River Property as if the acquisitions occurred on January 1, 2010.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property, the Clarion Park Property, the Cooper Creek Property, the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property and the Windsor on the River Property been consummated as of January 1, 2010. The audited statements of revenues over certain operating expenses of the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property, the Clarion Park Property and the Cooper Creek Property have been previously filed on Form 8-K/As with the SEC on October 25, 2010, March 1, 2011, May 13, 2011, August 12, 2011 and October 28, 2011, respectively.

STEADFAST INCOME REIT, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2011

		Pro Forma Adjustments
	Steadfast Income REIT, Inc. Historical (a)	Prairie Walk Property (b)		Truman Farm Villas Property (b)		EBT Lofts Property (b)		Windsor on the River Property (b)		Pro Forma Total
Assets:
Real Estate:
Land	$3,709,325	$635,887	(b)	$842,987	(b)	$460,362	(b)	$3,381,946	(b)	$9,030,507
Building and improvements	40,191,261	5,249,196	(b)	8,016,384	(b)	7,772,320	(b)	28,425,125	(b)	89,654,286
Tenant origination and absorption costs	1,867,856	214,917	(b)	240,629	(b)	342,318	(b)	1,192,929	(b)	3,858,649
Total real estate, cost	45,768,442	6,100,000		9,100,000		8,575,000		33,000,000		102,543,442
Less accumulated depreciation and amortization	(2,390,610)	—		—		—		—		(2,390,610)
Total real estate, net	43,377,832	6,100,000		9,100,000		8,575,000		33,000,000		100,152,832
Cash and cash equivalents	9,040,820	(2,171,318)	(b)	(3,577,121)	(b)	(3,017,844)	(b)	9,559,458	(b)	9,833,995
Restricted cash	543,262	18,877	(b)	415,402	(b)	25,502	(b)	435,915	(b)	1,438,958
Rents and other receivables	220,120	—		2,340	(b)	—		—		222,460
Deferred financing costs and other assets, net	399,872	88,904	(b)	144,200	(b)	114,864	(b)	151,833	(b)	899,673
Total assets	$53,581,906	$4,036,463		$6,084,821		$5,697,522		$43,147,206		$112,547,918

Liabilities:
Accounts payable and accrued liabilities	$1,239,770	$150,990	(b)	$234,623	(b)	$175,405	(b)	$853,953	(b)	$2,654,741
Notes payable	32,556,045	3,965,000	(b)	5,915,000	(b)	5,590,000	(b)	—		48,026,045
Bond payable	—	—		—		—		23,500,000	(b)	23,500,000
Distributions payable	162,703	—		—		—		—		162,703
Due to affiliates	467,691	—		—		—		—		467,691
Total liabilities	34,426,209	4,115,990		6,149,623		5,765,405		24,353,953		74,811,180
Commitments and Contingencies
Redeemable common stock	376,528	—		—		—		—		376,528
Equity:
Stockholders’ equity:
Preferred stock, $0.01 par value per share; 100,000,000 shares authorized, no shares issued and outstanding	—	—		—		—		—		—
Common stock, $0.01 par value per share; 999,999,000 shares authorized, 3,021,030 share issued and outstanding and 5,148,061 pro forma shares as of September 30, 2011	30,210	—		—		—		21,271	(d)	51,481
Convertible stock, $0.01 par value per share; 1,000 shares issued and outstanding as of September 30, 2011	10	—		—		—		—		10
Additional paid-in capital	24,790,240	—		—		—		18,916,798	(d)	43,707,038
Cumulative distributions and net losses	(6,041,291)	(79,527)	(c)	(64,802)	(c)	(67,883)	(c)	(144,816)	(c)	(6,398,319)
Total stockholders’ equity	18,779,169	(79,527)		(64,802)		(67,883)		18,793,253		37,360,210
Noncontrolling interest	—	—		—		—		—		—
Total equity	18,779,169	(79,527)		(64,802)		(67,883)		18,793,253		37,360,210
Total liabilities and equity	$53,581,906	$4,036,463		$6,084,821		$5,697,522		$43,147,206		$112,547,918

STEADFAST INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2011

(a)	Historical financial information as of September 30, 2011, derived from the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2011.

(b)
Represents adjustments to the balance sheet of the Company to give effect to the acquisition of the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property and the Windsor on the River Property and related cash, other assets and liabilities as if the acquisitions had occurred on September 30, 2011. The purchase price of the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property and the Windsor on the River Property, exclusive of closing and other acquisition costs, was $6.1 million, $9.1 million, $8.6 million and $33.0 million, respectively, and were funded with proceeds from the Company's initial public offering and financing in the amount of $4.0 million, $5.9 million, $5.6 million and $23.5 million, respectively.

(c)
Amount represents the acquisition related expenses incurred in connection with the acquisition of the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property and the Windsor on the River Property, not included in the historical results.

(d)	The pro forma adjustments assume the actual net proceeds raised as of January 26, 2012, the date the Windsor on the River Property was acquired, were raised as of September 30, 2011.

STEADFAST INCOME REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2011

		Pro Forma Adjustments
	Steadfast Income REIT, Inc. Historical (a)	Arbor Pointe Property (b)		Clarion Park Property (b)		Cooper Creek Property (b)		Prairie Walk Property (b)		Truman Farm Villas Property (b)		EBT Lofts Property (b)		Windsor on the River Property (b)		Pro Forma Total
Revenues:
Rental income	$3,367,794	$374,627	(c)	$840,923	(c)	$782,048	(c)	$625,867	(c)	$1,062,728	(c)	$740,627	(c)	$2,655,501	(c)	$10,450,115
Tenant reimbursements and other	365,238	14,892	(d)	12,372	(d)	68,187	(d)	79,997	(d)	15,720	(d)	41,205	(d)	294,618	(d)	892,229
Total revenues	3,733,032	389,519		853,295		850,235		705,864		1,078,448		781,832		2,950,119		11,342,344
Expenses:
Operating, maintenance and management	1,323,773	189,685	(e)	248,987	(e)	270,119	(e)	260,077	(e)	354,661	(e)	171,552	(e)	527,489	(e)	3,346,343
Real estate taxes and insurance	533,137	41,438	(f)	98,453	(f)	83,860	(f)	94,338	(f)	132,245	(f)	116,510	(f)	940,474	(f)	2,040,455
Fees to affiliates	868,382	(101,554)	(g)	(153,939)	(g)	(126,826)	(g)	62,852	(g)	94,429	(g)	80,809	(g)	307,348	(g)	1,031,501
Depreciation and amortization	1,850,038	(73,805)	(h)	40,462	(h)	202,855	(h)	166,328	(h)	244,099	(h)	224,953	(h)	822,981	(h)	3,477,911
Interest expense	759,431	83,179	(i)	200,125	(i)	178,522	(i)	116,962	(i)	176,286	(i)	168,302	(i)	451,086	(j)	2,133,893
General and administrative expenses	580,310	11,250	(j)	28,043	(j)	18,527	(j)	18,203	(j)	22,368	(j)	14,383	(j)	24,908	(j)	717,992
Other acquisition costs	478,432	(126,112)	(k)	(151,256)	(k)	(138,563)	(k)	—	(k)	—	(k)	—	(k)	—	(k)	62,501
	6,393,503	24,081		310,875		488,494		718,760		1,024,088		776,509		3,074,286		12,810,596
Net loss	(2,660,471)	$365,438		$542,420		$361,741		$(12,896)		$54,360		$5,323		$(124,167)		(1,468,252)
Net loss attributable to noncontrolling interest	—															—
Net loss attributable to common stockholders	$(2,660,471)															$(1,468,252)
Net loss per common share – basic and diluted	$(1.40)															$(0.29)
Weighted-average number of common shares outstanding, basic and diluted	1,896,815															5,148,061	(l)

STEADFAST INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2011

(a)	Historical financial information for the nine months ended September 30, 2011 derived from the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2011.

(b)
Represents adjustments to historical operations of the Company to give effect to the acquisition of the Arbor Pointe Property, the Clarion Park Property, the Cooper Creek Property, the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property and the Windsor on the River Property as if these assets had been acquired on January 1, 2010.

(c)
Represents base rental income (not reflected in the historical statement of operations of the Company) for the nine months ended September 30, 2011, based on the historical operations of the previous owners as if the Arbor Pointe Property, the Clarion Park Property, the Cooper Creek Property, the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property and the Windsor on the River Property had been acquired on January 1, 2010.

(d)
Represents operating cost reimbursements and other operating income from tenants (not reflected in the historical statement of operations of the Company) for the nine months ended September 30, 2011, based on historical operations of the previous owners as if the Arbor Pointe Property, the Clarion Park Property, the Cooper Creek Property, the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property and the Windsor on the River Property had been acquired on January 1, 2010.

(e)
Represents operating, maintenance and management expenses, excluding property management fees of $19,478, $42,917, $19,996, $24,988, $53,733, $31,728 and $79,665 for the Arbor Pointe Property, the Clarion Park Property, the Cooper Creek Property, the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property and the Windsor on the River Property, respectively, (not reflected in the historical statement of operations of the Company) for the nine months ended September 30, 2011, based on historical operations of the previous owners as if the assets were acquired on January 1, 2010.

(f)
Represents real estate taxes and insurance expense incurred by the Arbor Pointe Property, the Clarion Park Property, the Cooper Creek Property, the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property and the Windsor on the River Property (not reflected in the historical statement of operations of the Company) for the nine months ended September 30, 2011, based on management estimates as if these assets were acquired on January 1, 2010.

(g)
Represents adjustments made to fees paid to affiliates for the nine months ended September 30, 2011, in order to eliminate acquisition fees incurred by the Company that are included in the historical financial information for the nine months ended September 30, 2011 that were attributable to the Arbor Pointe Property, the Clarion Park Property and the Cooper Creek Property and to include the fees paid to affiliates (not reflected in the historical statement of operations of the Company) that would be due to affiliates as if the Arbor Pointe Property, the Clarion Park Property, the Cooper Creek Property, the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property and the Windsor on the River Property been acquired on January 1, 2010. The pro forma total fees to affiliates for the nine months ended September 30, 2011 are as follows:

•
Investment Management Fees: Investment management fees are payable to Steadfast Income Advisor, LLC (the "Advisor") based on an annual fee, payable monthly, of 0.80% of the acquisition cost of the Arbor Pointe Property, the Clarion Park Property, the Cooper Creek Property, the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property and the Windsor on the River Property, including acquisition fees and acquisition expenses, as defined in the Advisory Agreement with the Advisor (the "Advisory Agreement"). The investment management fees payable to the Advisor attributable to the acquisition costs of the Arbor Pointe Property, the Clarion Park Property, the Cooper Creek Property, the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property and the Windsor on the River Property for the nine months ended September 30, 2011 were $40,064, $68,735, $65,033, $38,147, $56,683, $53,445 and $204,094, respectively; and

•
Property Management Fees: Property management fees are payable to the property manager based on 3.5% of the monthly gross revenues of the Arbor Pointe Property, the Clarion Park Property, the Cooper Creek Property, the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property and the Windsor on the River Property, as defined in the Property Management Agreements for each property. The property management fees payable to the property manager for the Arbor Pointe Property, the Clarion Park Property, the Cooper Creek Property, the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property and the Windsor on the River Property for the nine months ended September 30, 2011 were $13,633, $29,865, $29,758, $24,705, $37,746, $27,364 and $103,254, respectively.

(h)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of the Company) for the nine months ended September 30, 2011. Depreciation expense on the purchase price of building and furniture and fixtures is recognized using the straight-line method over an estimated useful life of 27.5 years and 15 years, respectively. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(i)
Represents interest expense (not reflected in the historical statement of operations of the Company) for the nine months ended September 30, 2011 incurred on $5.2 million, $9.0 million, $6.8 million, $4.0 million, $5.9 million, $5.6 million and $23.5 million in borrowings related to the acquisition of Arbor Pointe Property, the Clarion Park Property, the Cooper Creek Property, the Prairie Walk Property, the Truman Farm Property, the EBT Lofts Property and the Windsor on the River Property, respectively, as if the assets had been acquired on January 1, 2010.

(j)
Represents general and administrative expenses (not reflected in the historical statement of operations of the Company) for the nine months ended September 30, 2011 based on historical operations of the previous owners as if the Arbor Pointe Property, the Clarion Park Property, the Cooper Creek Property, the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property and the Windsor on the River Property had been acquired on January 1, 2010.

(k)
Represents adjustments made to acquisition costs for the nine months ended September 30, 2011, in order to eliminate those amounts incurred by the Company that are included in the historical financial information for the nine months ended September 30, 2011 that were attributable to the Arbor Pointe Property, the Clarion Park Property, the Cooper Creek Property, the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property and the Windsor on the River Property, as if the assets had been acquired on January 1, 2010.

(l)
Represents the actual number of shares of the Company's common stock outstanding as of January 26, 2012, the date the Windsor on the River Property was acquired. The calculation assumes that these shares were issued and the related proceeds were raised on January 1, 2010.

STEADFAST INCOME REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

		Pro Forma Adjustments
	Steadfast Income REIT, Inc. Historical (a)	2010 Acquisitions (b)		Arbor Pointe Property (c)		Clarion Park Property (c)		Cooper Creek Property (c)		Prairie Walk Property (c)		Truman Farm Villas Property (c)		EBT Lofts Property (c)		Windsor on the River Property (c)		Pro Forma Total
Revenues:
Rental income	$778,387	$2,309,937	(d)	$1,127,420	(d)	$1,628,500	(d)	$1,067,312	(d)	$809,666	(d)	$1,389,623	(d)	$908,371	(d)	$3,531,560	(d)	$13,550,776
Tenant reimbursements and other	49,843	278,038	(e)	30,389	(e)	29,302	(e)	114,964	(e)	96,928	(e)	15,305	(e)	42,167	(e)	376,419	(e)	1,033,355
Total revenues	828,230	2,587,975		1,157,809		1,657,802		1,182,276		906,594		1,404,928		950,538		3,907,979		14,584,131
Expenses:
Operating, maintenance and management	297,251	823,816	(f)	472,303	(f)	550,900	(f)	355,601	(f)	344,323	(f)	466,343	(f)	249,146	(f)	774,547	(f)	4,334,230
Real estate taxes and insurance	138,181	492,790	(g)	120,304	(g)	198,255	(g)	131,836	(g)	124,225	(g)	177,963	(g)	154,081	(g)	1,258,249	(g)	2,795,884
Fees to affiliates	419,694	200,565	(h)	227,487	(h)	378,788	(h)	340,617	(h)	207,257	(h)	309,990	(h)	279,188	(h)	1,075,877	(h)	3,439,463
Depreciation and amortization	540,572	410,477	(i)	392,407	(i)	654,545	(i)	558,526	(i)	436,688	(i)	566,094	(i)	642,256	(i)	2,290,236	(i)	6,491,801
Interest expense	163,987	511,313	(j)	259,918	(j)	423,281	(j)	278,450	(j)	156,958	(j)	236,558	(j)	225,834	(j)	541,973	(j)	2,798,272
General and administrative expenses	1,108,220	260,962	(k)	44,309	(k)	23,124	(k)	31,095	(k)	27,156	(k)	37,311	(k)	17,755	(k)	30,446	(k)	1,580,378
Other acquisition costs	323,906	46,433	(l)	125,264	(l)	151,159	(l)	138,563	(l)	93,509	(l)	102,834	(l)	102,008	(l)	196,807	(l)	1,280,483
	2,991,811	2,746,356		1,641,992		2,380,052		1,834,688		1,390,116		1,897,093		1,670,268		6,168,135		22,720,511
Net loss	(2,163,581)	$(158,381)		$(484,183)		$(722,250)		$(652,412)		$(483,522)		$(492,165)		$(719,730)		$(2,260,156)		(8,136,380)
Net loss attributable to noncontrolling interest	1,000																	1,000
Net loss attributable to common stockholders	$(2,162,581)																	$(8,135,380)
Net loss per common share – basic and diluted	$(4.27)																	$(1.58)
Weighted-average number of common shares outstanding, basic and diluted	506,003																	5,148,061	(m)

STEADFAST INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

(a)	Historical financial information derived from the Company's Annual Report on Form 10-K for the year ended December 31, 2010.

(b)
Represents adjustments to historical operations of the Company to give effect to the acquisition of the Lincoln Tower Property and the Park Place Property, which were acquired on August 11, 2010 and December 22, 2010, respectively, as if these assets had been acquired as of January 1, 2010. Detailed pro forma information for the Lincoln Tower Property and the Park Place Property is contained in the Company's prior filings with the SEC.

(c)
Represents adjustments to historical operations of the Company to give effect to the acquisition of the Arbor Pointe Property, the Clarion Park Property, the Cooper Creek Property, the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property, and the Windsor on the River Property as if these assets had been acquired on January 1, 2010.

(d)
Represents the estimated base rental income (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2010, based on the historical operations of the previous owners as if the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property, the Clarion Park Property, the Cooper Creek Property, the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property and the Windsor on the River Property had been acquired on January 1, 2010.

(e)
Represents operating cost reimbursements and other operating income from tenants (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2010, based on historical operations of the previous owners as if the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property, the Clarion Park Property, the Cooper Creek Property, the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property and the Windsor on the River Property had been acquired on January 1, 2010.

(f)
Represents operating, maintenance and management expenses, excluding management fees of $99,965 and incentive management fees of $125,000 for the Clarion Park Property and management fees of $38,308, $56,747, $38,033, $32,263, $69,921, $38,834 and $105,157 for the Lincoln Tower Property, the Arbor Pointe Property, the Cooper Creek Property, the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property and the Windsor on the River Property, respectively, (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2010, based on historical operations of the previous owners as if the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property, the Clarion Park Property, the Cooper Creek Property, the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property and the Windsor on the River Property had been acquired on January 1, 2010.

(g)
Represents real estate taxes and insurance expense incurred by the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property, the Clarion Park Property, the Cooper Creek Property, the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property and the Windsor on the River Property (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2010, based on management estimates as if these assets had been acquired on January 1, 2010.

(h)
Represents fees to affiliates (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2010 that would be due to affiliates had the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property, the Clarion Park Property, the Cooper Creek Property, the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property and the Windsor on the River Property been acquired on January 1, 2010. The pro forma total fees to affiliates are as follows:

•
Acquisition Fees: Acquisition fees are payable based on 2% of the sum of the acquisition cost of the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property, the Clarion Park Property, the Cooper Creek Property, the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property and the Windsor on the River Property, including acquisition expenses (with the total acquisition fees and acquisition expenses payable to the Advisor being subject to a limitation of 6% of the contract purchase price), as defined in the Advisory Agreement. The acquisition fee payable to the Advisor attributable to the acquisitions of the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property, the Clarion Park Property and the Cooper Creek Property for the year ended December 31, 2010 was $192,858, $164,779, $133,545, $229,118, $212,526, $124,663, $185,240, $174,658 and $666,973, respectively;

•
Investment Management Fees: Investment management fees are payable to the Advisor based on an annual fee, payable monthly, of 0.80% of the acquisition cost of the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property, the Clarion Park Property, the Cooper Creek Property, the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property and the Windsor on the River Property, including acquisition fees and acquisition expenses, as defined in the Advisory Agreement. The investment management fees payable to the Advisor attributable to the acquisition costs of the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property, the Clarion Park Property, the Cooper Creek Property, the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property and the Windsor on the River Property for the year ended December 31, 2010 were $77,143, $65,912, $53,419, $91,647, $86,711, $50,863, $75,578, $71,261 and $272,125, respectively; and

•
Property Management Fees: Property management fees are payable to the property manager based on 3.5% of the monthly gross revenues of the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property, the Clarion Park Property, the Cooper Creek Property, the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property and the Windsor on the River Property, as defined in the Property Management Agreements for each property. The property management fees payable to the property manager of the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property, the Clarion Park Property and the Cooper Creek Property for the year ended December 31, 2010 were $68,782, $50,785, $40,523, $58,023, $41,380, 31,731, $49,172, $33,269 and $136,779, respectively.

(i)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2010. Depreciation expense on the purchase price of building and furniture and fixtures is recognized using the straight-line method over an estimated useful life of 27.5 years and 15 years, respectively. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(j)
Represents interest expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2010 incurred on $6.7 million, $5.0 million, $5.2 million, $9.0 million, $6.8 million, $4.0 million, $5.9 million, $5.6 million and $23.5 million in borrowings related to the acquisition of Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property, the Clarion Park Property, the Cooper Creek Property, the Prairie Walk Property, the Truman Farm Property, the EBT Lofts Property and the Windsor on the River Property, respectively, for the year ended December 31, 2010, as if the assets had been acquired on January 1, 2010.

(k)
Represents general and administrative expenses (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2010, based on historical operations of the previous owners of the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property, the Clarion Park Property, the Cooper Creek Property, the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property and the Windsor on the River Property as if the assets had been acquired on January 1, 2010.

(l)
Represents adjustments made to acquisition costs for the year ended December 31, 2010, to include those amounts incurred by the Company that were attributable to the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property, the Clarion Park Property, the Cooper Creek Property, the Prairie Walk Property, the Truman Farm Villas Property, the EBT Lofts Property and the Windsor on the River Property, as if the assets had been acquired on January 1, 2010.

(m)
Represents the actual shares of the Company's common stock outstanding as of January 26, 2012, the date the Windsor on the River Property was acquired. The calculation assumes that these shares were issued and the related proceeds were raised on January 1, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.
By:    /s/ Kevin J Keating
Date: March 9, 2012                        Kevin J Keating
Principal Financial and Accounting Officer